As filed with the Securities and Exchange Commission on February 7, 2008.

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

FILE NUMBER 811-8568

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

(Name of Registrant as Specified in Its Charter)

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

☐ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or

14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

☐ Fee paid previously with preliminary materials.

☒ No fee required.

John Hancock Bank and Thrift Opportunity Fund

February 7, 2008

Dear Fellow Shareholder:

As an investor in the John Hancock Bank and Thrift Opportunity Fund, you are cordially invited to attend the annual shareholder meeting on Monday, March 31, 2008, at 2:00 P.M., Eastern Time, to be held at John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210-2805.

The proposal set forth in the enclosed proxy statement is a routine item. A routine item is one that occurs annually and makes no fundamental or material changes to a fund’s investment objectives, policies or restrictions, or to the fund’s investment management contracts.

Elect your fund’s Board of Trustees

The proposal asks you to elect two Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee’s background.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 p.m., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

Sincerely,

Keith F. Hartstein
Chief Executive Officer

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on March 31, 2008

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of John Hancock Bank and Thrift Opportunity Fund:

A shareholder meeting for your fund will be held at 601 Congress Street, Boston, Massachusetts, on Monday, March 31, 2008, at 2:00 P.M., Eastern Time, to consider the following:

(1)	To elect two Trustees to serve until their respective successors are elected and qualified.

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the proposal.

Shareholders of record as of the close of business on January 24, 2008, are entitled to notice of and to vote at the fund’s annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 7, 2008.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

By order of the Board of Trustees,

Thomas M. Kinzler
Corporate Secretary

February 7, 2008

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on March 31, 2008

PROXY STATEMENT

This proxy statement contains the information you should know before voting on the proposal described in the notice. The fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, MA 02210 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used by your fund’s Trustees to solicit proxies to be voted at the annual meeting of your fund’s shareholders. The meetings will be held at 601 Congress Street, Boston, Massachusetts, on Monday, March 31, 2008 at 2:00 P.M., Eastern Time.

If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR the proposal. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying the fund’s secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

The Trustees have fixed the close of business on January 24, 2008 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders are entitled to one vote per share on all business relating to the fund of the meeting or any postponements of the meeting. On the record date, there were 84,400,000 shares of beneficial interest of the fund outstanding.

The fund’s management does not know of anyone who beneficially owned more than 5% of the fund’s shares outstanding on the record date (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

PROPOSAL
ELECTION OF TRUSTEES

General

The fund’s Board of Trustees (the “Board”) consists of seven members. The Board is divided into three staggered term classes; one class containing three Trustees and two classes containing two Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

As of the date of this proxy, each nominee for election currently serves as a Trustee of the fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the fund’s Trustees may designate. The fund has no reason to believe that it will be necessary to designate a substitute nominee.

Proposal

Messrs. Carlin and Cunningham are the current nominees for election.

Vote Required For Proposal

The vote of a plurality of the votes cast by the shares of the fund is sufficient to elect the nominees to serve as Trustees of the fund.

Information Concerning Trustees

The following table sets forth certain information regarding the nominees for election to the Board. The table shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustees. The table also lists the Trustees who are not currently standing for election: The terms of Messrs. Ladner and Moore will expire at the 2009 annual meeting and the terms of Messrs. Boyle and Pruchansky and Ms. McGill Peterson will expire at the 2010 annual meeting.

Name, (Year of Birth), Address(1) and Position with the Fund	Principal Occupation(s) and other Directorships during the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen
	NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2011

James F. Carlin (1940) Interim Chairman and Independent Trustee	Director and Treasurer, Alpha Analytical Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993 – 2003).	1994	55

William H. Cunningham (1944) Independent Trustee
Director of the following: Hicks Acquisition Company I, Inc. (since 2007); Lincoln National Corporation (insurance) (since 2006); Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003); Advisory Director, J.P. Morgan-Chase Bank (formerly Texas Commerce Bank — Austin); Symtx, Inc. (electronic manufacturing) (since 2001); Southwest Airlines (since 2000); and Introgen (manufacturer of biopharmaceuticals) (since 2000). Former Director of the following: LIN Television (until 2008); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); Adorno/Rogers Technology, Inc. (until 2004); Hire.com (until 2004); Pinnacle Foods Corporation (until 2003); Advisory Director, Q Investments (until 2003); rateGenius (until 2003); Viasystems Group, Inc. (electronic manufacturer) (until 2003); WilTel Communications (until 2003); Agile Ventures (until 2001); AskRed.com (until 2001); ClassMap.com (until 2001); eCertain (until 2001); New Century Equity Holdings (formerly Billing Concepts) (until 2001); STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001). Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001).
		1994	55

Name, (Year of Birth), Address(1) and Position with the Fund	Principal Occupation(s) and other Directorships during the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2009

Charles L. Ladner (1938) Independent Trustee	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).	1994	55

John A. Moore (1939) Independent Trustee	President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator, Environmental Protection Agency, Principal, Hollyhouse (consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).	2002	55

Name, (Year of Birth), Address(1) and Position with the Fund	Principal Occupation(s) and other Directorships during the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2010

James R. Boyle* (1959) Non-Independent Trustee	Executive Vice President, Manulife Financial Corporation (since 1999); President, John Hancock Variable Life Insurance Company (March 2007 to Present); Executive Vice President, John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).	2005	265

Patti McGill Peterson (1943) Independent Trustee
Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, Council for International Exchange of Scholars and Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until 1998); Former President of Wells College, Aurora, New York and St. Lawrence University, Canton, NY; Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for International Exchange (since 2003).
		2002	55

Steven R. Pruchansky (1944) Independent Trustee	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	1994	55

*	“Interested person,” as defined in the Investment Company Act of 1940, as amended, of the fund and the Adviser.

Executive Officers

The table below lists the fund’s executive officers.

Name, (Year of Birth), Address(1) and Position with the Fund	Principal Occupation(s) and other Directorships during Past Five Years
Keith F. Hartstein (1956) President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director of the following: MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); and John Hancock Signature Services, Inc. (“Signature Services”) (since 2005). Director, Chairman and President, NM Capital Management, Inc. (since 2005); President and Chief Executive Officer of the following: John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and John Hancock Trust (“JHT”) (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005 – 2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, JHF and JHF III (since 2006); Secretary, JHF II and Assistant Secretary, JHT (since June 2007); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000 – 2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer
Vice President and Chief Compliance Officer, JHIMS, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo (1957) Chief Financial Officer
Chief Financial Officer, JHF, JHF II, JHF III and JHT (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 – June 2007); Vice President, Goldman Sachs (2005 – June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 – 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002 – 2003); Vice President and Treasurer, Deutsche Global Fund Services (1999 – 2002).

Gordon M. Shone (1956) Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003 – 2005); Vice President, John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998 – 2000).

Name, (Year of Birth), Address(1) and Position with the Fund	Principal Occupation(s) and other Directorships during Past Five Years
John G. Vrysen (1955) Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June 2007); Chief Operating Officer, JHF, JHF II, JHF III, and JHT (since June 2007); Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005 until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005 to 2007), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, Signature Services (since 2005); Chief Financial Officer, JHF, JHF II, JHF III and JHT (2005 – June 2007); Vice President and General Manager, John Hancock Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000 – 2004).

(1)	Business address for all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Board currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not “interested persons.”

The current membership of each Committee is set forth below:

Audit and Compliance	Governance	Contracts/Operations	Investment Performance
Messrs. Ladner, Moore and Ms. McGill Peterson	All Independent Trustees	Messrs. Carlin, Cunningham, and Pruchansky	All Independent Trustees

All members of the fund’s Audit and Compliance Committee are Independent under the Revised Listing Rules of the New York Stock Exchange (the “NYSE”), and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee, which is included as Attachment 1 to this proxy statement. The Audit and Compliance Committee recommends to the full Board the appointment of the independent registered public accounting firm for the fund, monitors and oversees the audits of the fund, communicates with the independent registered public accounting firm and the internal auditors on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit and Compliance Committee reports that it has (1) reviewed and discussed the fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of the fund’s financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1 and discussed with the auditors their independence; and (4) based on these discussions, recommended to the Board that the fund’s financial statements be included in the fund’s annual report for the last fiscal year (see Attachment 2).

All of the Independent Trustees are members of the Governance Committee. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and recommends nominees to serve as members of the Board. Among other duties, the Governance Committee determines the compensation paid to the Independent Trustees. All members of the Governance Committee are Independent under the NYSE’s Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Governance Committee, which is included as Attachment 3 to this proxy. The Governance Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the Officers of the fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee’s business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees, (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as Trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the fund’s proxy card. If the Board determines not to include such candidate among its designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund’s proxy statement. Each of the nominees for election as Trustee was recommended by the Governance Committee.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund.

The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

The Investment Performance Committee monitors and analyzes the investment performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

The Board and each Committee held five meetings during the fund’s fiscal year. With respect to the fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of Board meetings; and (2) the total number of meetings held by all Committees on which he or she served. The fund holds joint meetings of the Trustees and all Committees.

Trustee Ownership

The following table provides a dollar range indicating each Trustee’s ownership of equity securities of the fund as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2007.

Trustee Holdings(1)

	Bank and Thrift Opportunity Fund		All John Hancock Funds Overseen
Name of Trustee	Shares	Dollar Range	Dollar Range
James F. Carlin	400	$1 – $10,000	Over $100,000
William H. Cunningham	—	—	Over $100,000
Charles L. Ladner	605	$1 – $10,000	Over $100,000
Dr. John A. Moore	1,000	$1 – $10,000	Over $100,000
Patti McGill Peterson	136	$1 – $10,000	Over $100,000
Steven R. Pruchansky	100	$1 – $10,000	Over $100,000

Non-Independent Trustee
James R. Boyle	—	—	—

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the fund and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers”. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

The following table provides information regarding the compensation paid by the fund and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended October 31, 2007. Any non-Independent Trustee and each of the fund’s officers are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

Independent Trustees	Aggregate Compensation from the Fund	Total Compensation All Funds in John Hancock Fund Complex(1)
James F. Carlin	$4,116	$145,250
Richard P. Chapman, Jr.*#	1,051	35,500
William H. Cunningham*	4,116	145,250
Ronald R. Dion*†	8,533	315,250
Charles L. Ladner*	4,123	146,000
Dr. John A. Moore*	4,939	181,000
Patti McGill Peterson*	4,124	151,000
Steven R. Pruchansky*	4,932	180,250
Totals	$35,934	$1,299,500

(1)	The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2007. All the Independent Trustees were Trustees of 57 funds in the John Hancock fund complex.

*	As of December 31, 2007, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $92,193, Mr. Cunningham was $240,195, Mr. Dion was $859,304, Dr. Moore was $363,017, Mr. Pruchansky was $388,329, Mr. Ladner was $89,569 and Ms. McGill Peterson was $79,183 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.

#	Mr. Chapman retired on March 20, 2007.

†	Mr. Dion, former Chairman of the Board of Trustees, passed away on November 30, 2007.

Material Relationships of the Independent Trustees

As of December 31, 2007, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or is a principal underwriter of the fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the fund.

There have been no transactions by the fund since the beginning of the fund’s last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000 and in which any trustee of the fund or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the fund in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the fund. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the fund, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the fund, an officer of the fund, any investment company sharing the same investment adviser or principal underwriter as the fund or any officer of such a company, any investment adviser or principal underwriter of the fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the fund, or any officer of such a person.

Within the last two completed fiscal years of the fund, no officer of any investment adviser or principal underwriter of the fund or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the fund, has served as a director on a board of a company where any of the Independent Trustees or nominees of the fund, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the fund or any of its affiliated persons or has a material interest adverse to the fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the fund within the past five years.

Independent Registered Public Accounting Firm

The Trustees of the fund, including a majority of the fund’s Independent Trustees, have selected PricewaterhouseCoopers LLC (“PricewaterhouseCoopers”) to act as independent registered public accounting firm for the fund’s fiscal year ending October 31, 2008.

Representatives from PricewaterhouseCoopers are expected to be present at the shareholders’ meeting and will have the opportunity to make a statement if they desire to do so. The PricewaterhouseCoopers representatives will also be available to respond to appropriate questions at the meeting.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for the fund’s 2006 and 2007 fiscal years for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders, (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii). The table also discloses the aggregate fees paid during the 2006 and 2007 calendar years to PricewaterhouseCoopers by the Adviser and any entity controlling, controlled by or under common control with, the Adviser that provides ongoing services to the fund (“Adviser Affiliates”).

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2006	2007	2006	2007	2006	2007	2006	2007
Bank & Thrift Opportunity	$26,050	$26,050	$0	$0	$3,700	$3,700	$3,000	$3,000
Adviser and Adviser Affiliates	$0	$0	$0	$0	$0	$0	$872,192	$1,655,823

The fund’s Audit and Compliance Committee has adopted procedures to pre-approve audit and non-audit services for the fund and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit and Compliance Committee prior to engaging PricewaterhouseCoopers.

In recommending PricewaterhouseCoopers as the fund’s independent registered public accounting firm, the Audit and Compliance Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers’ independence. The aggregate amount of non-audit fees paid by the fund, the Adviser and Adviser Affiliates that provide services to the fund, which includes amounts described above, were $878,892 and $1,662,523 for the fiscal years ending October 31, 2006 and 2007, respectively. All such non-audit services were pre-approved in accordance with the fund’s policy.

MISCELLANEOUS

Voting; Quorum; Adjournment

The following vote is required to approve the proposal:

Proposal	Vote Required
Election of Trustees
A plurality of all votes cast, assuming a quorum exists.*
A “plurality” means that the two nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

The proposal in this proxy statement is considered a routine matter on which brokers holding shares in “street name” may vote without instruction under the rules of the NYSE.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions supplied in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxyholder.

Shares	Quorum	Voting
Vote to Abstain	Considered “present” for determining whether a quorum exists.	Disregarded. Because abstentions are not votes “cast,” abstentions will have no effect on whether a proposal is approved.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

The costs of the meeting, including the solicitation of proxies, will be paid by the fund. Persons holding shares as nominees will be reimbursed by the fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the fund or of the Adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210, serves as the fund’s investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $2,500 plus reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the Adviser, the transfer agent or the solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Funds’ Voice Response Unit to vote:

•	Read the proxy statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

•	Read the proxy statement and have your card on hand.

•	Go to the Web site listed on the card.

•	Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.

•	To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Fund’s Adviser and Subadviser

The fund’s investment adviser is John Hancock Advisers, LLC, 601 Congress Street Boston, Massachusetts 02110. An affiliate of the Adviser, MFC Global Investment Management (U.S.), LLC, 101 Huntington Ave., Boston, Massachusetts 02119, serves as subadviser to the fund.

Other Matters

The management of the fund knows of no business to be brought before the annual meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named on the enclosed proxy card intend to vote on those matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s annual meeting in 2008, must be received by the fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, after September 10, 2008, but no later than October 10, 2008, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: February 7, 2008

ATTACHMENT 1
JOHN HANCOCK FUNDS
AUDIT AND COMPLIANCE COMMITTEE CHARTER

A. Membership.  The Audit and Compliance Committee shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) and who satisfy the independence and financial literacy requirements in this charter. The Audit and Compliance Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit and Compliance Committee, the Board should select members who are free of any relationship that, in the opinion of the Board, may interfere or give the appearance of interfering with such member’s individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit and Compliance Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit and Compliance Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit and Compliance Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit and Compliance Committee. At least one member of the Audit and Compliance Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

B. Overview.  The Audit and Compliance Committee’s purpose is to:

1.	assist the Board of Trustee’s oversight of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor’s qualifications and independence and (4) the performance of the funds’ internal audit function and independent auditors;

2.	act as a liaison between the funds’ independent accountants and the Board of Trustees;

3.	prepare an Audit and Compliance Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the funds’ annual proxy statement or other filings;

The Audit and Compliance Committee shall discharge its responsibilities and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit and Compliance Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Audit and Compliance Committee does. Accordingly, the Audit and Compliance Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter do not reflect or create any duty or obligation of the Audit and Compliance Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

C. Oversight.  The independent auditors shall report directly to the Audit and Compliance Committee and the Audit and Compliance Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit and Compliance Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Audit and Compliance Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

D. Specific Responsibilities.  The Audit and Compliance Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To oversee the funds’ auditing and accounting process.

2.	To approve and recommend to the Board of Trustees for its ratification and approval in accord with applicable law the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm and obtain and review a copy of the most recent report on the independent auditor issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

3.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

4.	To confirm that the officers of the funds were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the funds, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act.

5.	To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

6.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 5 provided, however, that any such policies and procedures are detailed as to particular services, the Audit and Compliance Committee is informed of each service, and any such policies and procedures do not include the delegation of the Audit and Compliance Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

7.	To monitor the independent auditor of each fund throughout the engagement to attempt to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit and Compliance Committee or its Chair about any significant issue or disagreement concerning a fund’s accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

8.	To meet with independent auditors, including private meetings as necessary, management’s internal auditors and the funds’ senior management (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the form and substance of the funds’ financial statements and reports, including each fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Audit and Compliance Committee should request from the independent auditors a frank assessment of management.

9.	With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the Audit and Compliance Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion. The Audit and Compliance Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

10.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

11.	To assist the Board of Trustees in monitoring the Office of the Chief Compliance Officer (the “CCO”) by:

•	Reviewing, no less frequently than annually, the CCO’s report on the operation of the compliance programs of the funds and compliance programs of the funds’ adviser, sub-advisers, principal underwriter, administrator and transfer agent (collectively, “service providers”).

•	Reviewing matters relating to the compliance programs of the funds and the compliance programs of their service providers and compliance matters relating to the funds and their service providers as may be presented to the Committee by the CCO.

•	Making recommendations to the Board of Trustees regarding changes to the funds’ compliance program, as may be necessary or appropriate from time to time.

•	Reviewing the compliance programs for proposed service providers to the funds, including subadvisers, and making recommendations regarding approval of such compliance programs to the Board of Trustees.

•	Reviewing regulatory inquiries relating to the funds and their service providers as may be presented to the Committee by the CCO.

•	Reviewing the CCO’s goals and objectives and making recommendations to the Board of Trustees regarding the CCO’s compensation, including bonus and merit components.

•	Reviewing the CCO’s annual budget and making recommendations to the Board of Trustees regarding its approval and the amount of such budget that should be an expense of the funds.

12.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Audit and Compliance Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

13.	To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

14.	To review the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

15.	To receive and consider reports from the independent auditors regarding reviews of the operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

16.	To monitor securities pricing procedures and review their implementation with management, management’s internal auditors, independent auditors and others as may be required.

17.	To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Exhibit A.

18.	To report regularly to the Board of Trustees, including providing the Audit and Compliance Committee’s conclusions with respect to the independent auditor and the funds’ financial statements and accounting controls.

E. Subcommittees.  The Audit and Compliance Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member) as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit and Compliance Committee at its next meeting.

F. Additional Responsibilities.  The Committee shall serve as the “qualified legal compliance committee” (as such term is defined in 17 CFR Part 205) (“QLCC”), the duties of which are listed on Exhibit B to this charter, shall also perform other tasks assigned to it from time to time by the Board of Trustees and will report findings and recommendations to the Board of Trustees, as appropriate.

G. Funding.  Each fund shall provide for appropriate funding, as determined by the Audit and Compliance Committee, in its capacity as a committee of the Board of Trustees, for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Audit and Compliance Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Audit and Compliance Committee that are necessary or appropriate in carrying out its duties.

H. Governance.  One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Audit and Compliance Committee members shall be as determined by the Board of Trustees. No member of the Audit and Compliance Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board of Trustees. The members of the Audit and Compliance Committee should confirm that the minutes of the Audit and Compliance Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

I. Evaluation.  At least annually, the Audit and Compliance Committee shall evaluate its own performance, including whether the Audit and Compliance Committee is meeting frequently enough to discharge its responsibilities appropriately.

J. Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

K. Review.  The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

EXHIBIT A

Policy for Raising and Investigating Complaints or Concerns
About Accounting or Auditing Matters

As contemplated by the Audit and Compliance Committee Charter, the Committee has established the following procedures for:

•	the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund (“covered persons”) of concerns regarding questionable accounting or auditing matters.

A.	Policy Objectives

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that covered persons will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

B.	Procedures for Raising Complaints and Concerns

The funds’ Secretary shall be responsible for communicating these procedures to covered persons. Covered persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds’ Secretary by sending a letter or other writing to the funds’ principal executive offices. Complaints and concerns may be made anonymously. Alternatively, any complaints or concerns may also be communicated anonymously directly to any member of the Audit and Compliance Committee.

C.	Procedures for Investigating and Resolving Complaints and Concerns

If any complaints or concerns regarding internal accounting controls or auditing matters that could affect the funds are received through the Ethics Line or any other similar facility maintained by John Hancock Financial Services, they shall be communicated promptly to the funds’ Secretary and shall be reported by the funds’ Secretary to the Audit and Compliance Committee, promptly or quarterly according to the guidelines set forth below.

The funds’ Secretary shall report to the Audit and Compliance Committee as to whether those responsible for the Ethics Line or similar facility have a procedure in place to communicate promptly any such complaints or concerns to the funds’ Secretary and whether any such communication would violate the terms thereof.

All complaints and concerns received will be promptly forwarded to the Audit and Compliance Committee or the chair of the Audit and Compliance Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit and Compliance Committee. In any event, the funds’ Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit and Compliance Committee quarterly.

The Audit and Compliance Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds’ Secretary has previously determined to be without merit). If the Audit and Compliance Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit and Compliance Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

After its evaluation of the complaint or concern, the Audit and Compliance Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit and Compliance Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.

Regardless of whether a complaint or concern is submitted anonymously, the Audit and Compliance Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know or as required by law or recommended by legal counsel.

No covered person shall penalize or retaliate against any other covered person for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any covered person for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

John Hancock Advisers, LLC shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.

The funds’ Secretary shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

D.	Notification of Others

At any time during an evaluation or investigation of a complaint or concern, the chair of the Audit and Compliance Committee may notify the funds’ CCO, the QLCC or any other party with a need to know of the receipt of a complaint or concern and/or the progress or results of any review and/or investigation of a complaint or concern. The chair of the Audit and Compliance Committee may provide such level of detail as may be necessary to allow the appropriate consideration by such parties in light of the funds’ ongoing obligations, including, but not limited to, disclosure obligations or any required officer certifications.

EXHIBIT B — QUALIFIED LEGAL COMPLIANCE COMMITTEE (“QLCC”) DUTIES AND RESPONSIBILITIES

•	The QLCC shall adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation.

•	The QLCC has the authority and responsibility, once a report of evidence of a material violation by a fund, its officers, directors, employees or agents has been received by the QLCC:

1.	to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO and has informed the QLCC of such belief); and

2.	to determine whether an investigation is necessary or appropriate and, if it determines an investigation is necessary or appropriate, to:

(A)	notify the Board of Trustees;

(B)	notify the funds’ CCO;

(C)	initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

(D)	retain such additional expert personnel as the QLCC deems necessary;

and, at the conclusion of such investigation, to:

(A)	recommend, by majority vote, that the fund implement an appropriate response to evidence of a material violation; and

(B)	inform the CLO, CEO the funds’ CCO and the Board of Trustees of the results of any such investigation and the appropriate remedial measures.

3.	by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

ATTACHMENT 2

AUDIT AND COMPLIANCE COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit and Compliance Committee has reviewed and discussed with the Fund’s management and PricewaterhouseCoopers the audited financial statements of the Fund contained in the Annual Report on Form N-CSR for the 2007 fiscal year. The Audit and Compliance Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Fund’s financial statements.

The Audit and Compliance Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees) and has discussed with PricewaterhouseCoopers its independence from the Fund.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund’s Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

Submitted by the Audit and Compliance Committee
John A. Moore, Chairman
Charles L. Ladner
Patti McGill Peterson

ATTACHMENT 3

JOHN HANCOCK FUNDS
GOVERNANCE COMMITTEE CHARTER

A. Composition.  The Governance Committee shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, Inc. (“NASDAQ”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Governance Committee.

B. Overview.  The overall charter of the Governance Committee is to make recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board, and to assume duties, responsibilities and functions to recommend nominees to the Board, together with such additional duties, responsibilities and functions as are delegated to it from time to time.

C. Specific Responsibilities.  The Governance Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	Except where the funds are legally required to nominate individuals recommended by others, to recommend to the Board of Trustees individuals for nomination to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Governance Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and recommend the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters.

4.	To consider and recommend the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure and composition of the Board.

6.	To evaluate, from time to time, the retirement policies for the Independent Trustees.

7.	To develop and recommend to the Board guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	To monitor all expenditures of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: legal, consulting and D&O insurance costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses associated with Trustee attendance at educational or informational conferences; and publication expenses.

9.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Governance Committee, from time to time, other than as may be engaged directly by another committee.

10.	To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

12.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate.

D. Additional Responsibilities.  The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E. Governance.  One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F. Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

G. Review.  The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.	Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

Review of Shareholder Nominations

Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Thank You

for mailing your proxy card promptly!

John Hancock
the future is yours

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line

www.jhfunds.com

P90PX 2/08

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Annual Meeting of Shareholders March 31, 2008

          The undersigned holder of shares of beneficial interest of John Hancock Bank and Thrift Opportunity Fund hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, March 31, 2008 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

JOHN HANCOCK BANK AND THRIFT
1. Election of Trustees:	OPPORTUNITY FUND

(01) James F. Carlin,
(02) William H. Cunningham

☐	FOR ALL NOMINEES	☐	WITHHOLD FROM ALL NOMINEES

☐

For all nominees except as noted above

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature: ___________________________ Date: ______________________ Signature: ___________________________ Date: ______________________

▲FOLD AND DETACH HERE▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	OR	TELEPHONE
http://www.proxyvoting.com/bto		1-866-540-5760

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

BNY MELLON
SHAREOWNER SERVICES

Enter your 11-digit control number located in the lower right hand corner of the John Hancock Bank and Thrift Opportunity Fund Proxy Card.

Do not enter any spaces.

Enter Your Control Number and Click Here To Begin

BNY MELLON
SHAREOWNER SERVICES

Welcome to the
John Hancock Bank and Thrift Opportunity Fund
2008 Proxy Voting Site

The Board of Trustees recommends a vote For the Proposal.

Click Here To Vote As The Board Of Directors Recommends

Click Here To Vote Individually On Each Proposal

BNY MELLON
SHAREOWNER SERVICES

I Vote As The Board Recommends

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

Click Here To Register Your Vote

BNY MELLON
SHAREOWNER SERVICES

To Vote Separately On Each Proposal for John Hancock Bank and Thrift Opportunity Fund - Check The Boxes Below:

The Board of Trustees recommends a vote For the Proposal.

PROPOSAL 1

Election of Trustees:

For All ☐	Withhold All ☐	For All Except ☐
		☐ 01 James F. Carlin
		☐ 02 William H. Cunningham

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

Click Here To Register Your Vote

BNY MELLON
SHAREOWNER SERVICES

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND THANKS YOU FOR VOTING ELECTRONICALLY

Voting Summary

Your Control Number: 06400030000

2/6/2008 3:12:06 PM EDT

Trustees:

You Voted: For All

To change your address click here.

THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

To vote another Proxy - CLICK HERE.

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